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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-57549) and Form S-8 (No. 333-46923) of VDI MultiMedia of our report dated February 11, 2000 appearing on page F-1 of this Form 10-K.

PricewaterhouseCoopers LLP
Century City, California
April 14, 2000